The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-CAF-0390R2

Southwest Airlines Co. 2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Certain Contractual Matters

Reference:     Purchase Agreement Nos. 1810 and 3729 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737- 700, -800 and 737-7/8/9 aircraft (Purchase Agreements)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreements.

In consideration of [***]

[***]

[***]

[***]

[***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private and confidential.

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BOEING PROPRIETARY

[***]

Customer understands that certain information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations specifically relating to this Letter Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing and (c) attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this clause, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing's consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J. May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24, 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

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BOEING PROPRIETARY